UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 19, 2006

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-14354
(Commission file number)

35-1692825
(I.R.S. Employer Identification No.)

135 NORTH PENNSYLVANIA STREET
SUITE 2800
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 269-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2006, First Indiana Corporation announced financial results and other financial data at and for the six months ended June 30, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated July 19, 2006.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDIANA CORPORATION

Date: July 19, 2006	By:	/s/ William J. Brunner William J. Brunner Chief Financial Officer

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended			For the Six Months Ended
	June 30 2006	March 31 2006	June 30 2005	June 30 2006	June 30 2005
Net Interest Income	$ 17,741	$ 17,854	$ 17,238	$ 35,595	$ 33,578
Provision for Loan Losses	(1,350)	(250)	(650)	(1,600)	(3,200)
Non-Interest Income	7,278	7,440	8,250	14,718	13,282
Non-Interest Expense	15,473	16,172	16,320	31,645	31,766
Income from Continuing Operations, Net of Taxes	6,703	5,910	6,127	12,613	11,533
Income from Discontinued Operations, Net of Taxes	-	8,653	156	8,653	372
Net Income	6,703	14,563	6,283	21,266	11,905
Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.41	$ 0.35	$ 0.36	$ 0.76	$ 0.67
Income from Discontinued Operations, Net of Taxes	-	0.52	0.01	0.52	0.02

Net Income	$ 0.41	$ 0.87	$ 0.37	$ 1.28	$ 0.69

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.40	$ 0.35	$ 0.35	$ 0.75	$ 0.66
Income from Discontinued Operations, Net of Taxes	-	0.50	0.01	0.50	0.02

Net Income	$ 0.40	$ 0.85	$ 0.36	$ 1.25	$ 0.68

Dividends Per Share	$ 0.200	$ 0.200	$ 0.144	$ 0.400	$ 0.288

Net Interest Margin	3.77%	3.90%	3.89%	3.83%	3.83
Efficiency Ratio (1)	61.84	63.94	64.03	62.90	67.79
Annualized Return on Average Assets (2)	1.35	3.02	1.34	2.17	1.29
Annualized Return on Average Equity (2)	15.33	32.49	14.42	24.01	13.74

Average Basic Shares Outstanding	16,527,680	16,764,221	17,197,529	16,645,297	17,261,149
Average Diluted Shares Outstanding	16,911,788	17,193,914	17,536,115	17,052,020	17,590,900

	June 30 2006	March 31 2006	June 30 2005
Assets	$ 2,088,700	$ 2,035,657	$ 1,914,867
Loans	1,660,680	1,567,656	1,521,710
Deposits	1,579,074	1,503,081	1,443,170
Shareholders’ Equity	174,160	175,741	176,539
Shareholders’ Equity/Assets	8.34%	8.63%	9.22%
Tangible Equity/Tangible Assets	6.83%	7.09%	7.57%
Shareholders’ Equity Per Share	$ 10.43	$ 10.41	$ 10.15
Market Closing Price	26.03	27.90	23.74
Shares Outstanding	16,694,076	16,888,805	17,397,551
(1)	Based on continuing operations.
(2)	Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	June 30 2006 (Unaudited)	December 31 2005	June 30 2005 (Unaudited)
Assets
Cash	$ 70,322	$ 49,903	$ 64,189
Interest-Bearing Due from Banks	10,885	3,151	8,616
Federal Funds Sold	-	10,000	-
Securities Available for Sale	244,425	232,976	226,391
Other Investments	26,540	26,540	26,540
Loans
Business	614,725	545,215	504,062
Commercial Real Estate	162,980	167,715	163,963
Single-Family Construction	120,394	92,451	82,529
Consumer	492,771	499,465	500,980
Residential Mortgage	269,810	262,340	270,176

Total Loans	1,660,680	1,567,186	1,521,710
Allowance for Loan Losses	(36,274)	(39,168)	(46,969)

Net Loans	1,624,406	1,528,018	1,474,741
Premises and Equipment	25,940	24,272	24,122
Accrued Interest Receivable	10,971	10,474	8,942
Goodwill	30,682	30,682	30,682
Other Intangible Assets	3,035	3,206	3,554
Assets of Discontinued Operations	-	1,020	993
Other Assets	41,494	46,114	46,097

Total Assets	$ 2,088,700	$ 1,966,356	$ 1,914,867

Liabilities
Non-Interest-Bearing Deposits	$ 247,812	$ 268,682	$ 292,124
Interest-Bearing Deposits
Demand Deposits	179,541	229,876	222,169
Savings Deposits	618,027	489,713	470,145
Certificates of Deposit	533,694	461,005	458,732

Total Interest-Bearing Deposits	1,331,262	1,180,594	1,151,046

Total Deposits	1,579,074	1,449,276	1,443,170
Short-Term Borrowings	220,545	220,732	178,891
Federal Home Loan Bank Advances	44,682	42,365	42,347
Subordinated Notes	46,843	46,781	46,719
Accrued Interest Payable	2,474	1,830	1,959
Advances by Borrowers for Taxes and Insurance	1,083	873	960
Other Liabilities	19,839	29,057	24,282

Total Liabilities	1,914,540	1,790,914	1,738,328

Shareholders’ Equity
Common Stock	204	202	201
Capital Surplus	16,756	16,153	12,837
Retained Earnings	220,370	204,089	195,354
Accumulated Other Comprehensive Income (Loss)	(4,481)	(3,077)	(1,371)
Treasury Stock at Cost	(58,689)	(41,925)	(30,482)

Total Shareholders’ Equity	174,160	175,442	176,539

Total Liabilities and Shareholders’ Equity	$ 2,088,700	$ 1,966,356	$ 1,914,867

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30 2006	March 31 2006	June 30 2005	June 30 2006	June 30 2005
Interest Income
Interest-Bearing Due from Banks	$ 120	$ 103	$ 21	$ 223	$ 77
Federal Funds Sold	137	48	13	184	32
Securities Available for Sale	2,471	2,444	2,134	4,915	4,033
Dividends on Other Investments	351	348	283	700	558
Loans	28,969	27,188	23,580	56,157	45,428

Total Interest Income	32,048	30,131	26,031	62,179	50,128
Interest Expense
Deposits	10,514	8,420	6,135	18,934	11,230
Short-Term Borrowings	2,288	2,239	971	4,527	1,725
Federal Home Loan Bank Advances	664	779	847	1,444	1,916
Subordinated Notes	841	839	840	1,679	1,679

Total Interest Expense	14,307	12,277	8,793	26,584	16,550

Net Interest Income	17,741	17,854	17,238	35,595	33,578
Provision for Loan Losses	(1,350)	(250)	(650)	(1,600)	(3,200)

Net Interest Income after Provision for Loan Losses	19,091	18,104	17,888	37,195	36,778
Non-Interest Income
Deposit Charges	4,126	3,863	4,284	7,989	8,075
Loan Servicing Income	-	-	47	-	56
Loan Fees	479	509	459	987	1,010
Investment Product Sales Commissions	187	221	117	408	261
Sale of Loans	2,056	2,053	2,725	4,109	5,270
Sale of Loan Servicing	-	-	1	-	(1,707)
Net Investment Securities Gain (Loss)	-	-	-	-	(813)
Other	430	794	617	1,225	1,130

Total Non-Interest Income	7,278	7,440	8,250	14,718	13,282
Non-Interest Expense
Salaries and Benefits	9,310	9,707	9,573	19,017	18,682
Net Occupancy	1,003	949	1,328	1,952	2,336
Equipment	1,441	2,159	1,299	3,600	2,634
Professional Services	943	881	954	1,824	1,908
Marketing	502	504	700	1,006	1,277
Telephone, Supplies, and Postage	699	714	761	1,413	1,557
Other Intangible Asset Amortization	85	85	174	171	348
OREO Expenses	39	(224)	58	(186)	90
Other	1,451	1,397	1,473	2,848	2,934

Total Non-Interest Expense	15,473	16,172	16,320	31,645	31,766

Income from Continuing Operations	10,896	9,372	9,818	20,268	18,294
Income Taxes	4,193	3,462	3,691	7,655	6,761

Income from Continuing Operations, Net of Taxes	6,703	5,910	6,127	12,613	11,533
Discontinued Operations
Income from Discontinued Operations	-	14,254	264	14,254	627
Income Taxes	-	5,601	108	5,601	255

Income from Discontinued Operations, Net of Taxes	-	8,653	156	8,653	372

Net Income	$ 6,703	$ 14,563	$ 6,283	$ 21,266	$ 11,905

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.41	$ 0.35	$ 0.36	$ 0.76	$ 0.67
Income from Discontinued Operations, Net of Taxes	-	0.52	0.01	0.52	0.02

Net Income	$ 0.41	$ 0.87	$ 0.37	$ 1.28	$ 0.69

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.40	$ 0.35	$ 0.35	$ 0.75	$ 0.66
Income from Discontinued Operations, Net of Taxes	-	0.50	0.01	0.50	0.02

Net Income	$ 0.40	$ 0.85	$ 0.36	$ 1.25	$ 0.68

Dividends Per Common Share	$ 0.200	$ 0.200	$ 0.144	$ 0.400	$ 0.288

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	June 30, 2006			June 30, 2005
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest-Bearing Due from Banks	$ 9,985	$ 120	4.81%	$ 3,204	$ 21	2.66%
Federal Funds Sold	11,415	137	4.81	1,736	13	3.00
Securities Available for Sale	247,304	2,471	4.00	225,030	2,134	3.79
Other Investments	26,540	351	5.29	26,484	283	4.28
Loans
Business	557,175	10,812	7.78	493,001	7,769	6.32
Commercial Real Estate	160,753	3,352	8.36	167,452	2,778	6.66
Single-Family Construction	109,006	2,236	8.23	76,994	1,217	6.34
Consumer	498,756	9,219	7.39	506,318	8,525	6.74
Residential Mortgage	263,744	3,350	5.08	273,939	3,291	4.81

Total Loans	1,589,434	28,969	7.31	1,517,704	23,580	6.22

Total Earning Assets	1,884,678	32,048	6.81	1,774,158	26,031	5.88
Other Assets	114,088			111,909

Total Assets	$1,998,766			$1,886,067

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 181,834	$ 397	0.88%	$ 196,704	$ 203	0.41%
Savings Deposits	546,117	4,395	3.23	478,857	2,062	1.73
Certificates of Deposit	531,614	5,722	4.32	471,286	3,870	3.29

Total Interest-Bearing Deposits	1,259,565	10,514	3.35	1,146,847	6,135	2.15
Short-Term Borrowings	216,812	2,288	4.23	153,685	971	2.53
Federal Home Loan Bank Advances	53,476	664	4.98	83,282	847	4.08
Subordinated Notes	46,834	841	7.18	46,709	840	7.20

Total Interest-Bearing Liabilities	1,576,687	14,307	3.64	1,430,523	8,793	2.47
Non-Interest-Bearing Demand Deposits	217,283			247,693
Other Liabilities	29,348			33,124
Shareholders’ Equity	175,448			174,727

Total Liabilities and Shareholders’ Equity	$1,998,766			$1,886,067

Net Interest Income/Spread		$ 17,741	3.17%		$17,238	3.41%

Net Interest Margin			3.77%			3.89%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Six Months Ended
	June 30, 2006			June 30, 2005
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 9,489	$ 223	4.74%	$ 6,911	$ 77	2.25%
Federal Funds Sold	7,882	184	4.72	2,455	32	2.62
Securities Available for Sale	247,210	4,915	3.98	222,161	4,033	3.63
Other Investments	26,540	700	5.27	26,352	558	4.23
Loans
Business	544,327	20,547	7.61	475,932	14,580	6.18
Commercial Real Estate	160,870	6,521	8.17	170,433	5,493	6.50
Single-Family Construction	104,802	4,157	8.00	70,480	2,162	6.19
Consumer	497,985	18,290	7.35	506,870	16,813	6.64
Residential Mortgage	262,495	6,642	5.06	274,551	6,380	4.65

Total Loans	1,570,479	56,157	7.21	1,498,266	45,428	6.09

Total Earning Assets	1,861,600	62,179	6.71	1,756,145	50,128	5.73
Other Assets	115,683			107,903

Total Assets	$ 1,977,283			$ 1,864,048

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 182,264	$ 720	0.80%	$ 193,147	$ 371	0.39%
Savings Deposits	522,743	7,713	2.98	467,284	3,522	1.52
Certificates of Deposit	507,243	10,501	4.17	461,755	7,337	3.20

Total Interest-Bearing Deposits	1,212,250	18,934	3.15	1,122,186	11,230	2.02
Short-Term Borrowings	228,004	4,527	4.00	150,352	1,725	2.31
Federal Home Loan Bank Advances	59,639	1,444	4.88	91,601	1,916	4.22
Subordinated Notes	46,817	1,679	7.17	46,694	1,679	7.25

Total Interest-Bearing Liabilities	1,546,710	26,584	3.46	1,410,833	16,550	2.36
Non-Interest-Bearing Demand Deposits	218,919			245,365
Other Liabilities	33,070			33,081
Shareholders’ Equity	178,584			174,769

Total Liabilities and Shareholders’ Equity	$ 1,977,283			$ 1,864,048

Net Interest Income/Spread		$ 35,595	3.25%		$ 33,578	3.37%

Net Interest Margin			3.83%			3.83%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30 2006	March 31 2006	June 30 2005	June 30 2006	June 30 2005
Allowance for Loan Losses at Beginning of Period	$ 38,435	$ 39,168	$ 49,345	$ 39,168	$ 53,172
Charge-Offs
Business	825	128	849	953	1,249
Consumer	992	1,125	1,835	2,117	3,316
Residential Mortgage	116	139	62	255	90

Total Charge-Offs	1,933	1,392	2,746	3,325	4,655
Recoveries
Business	708	234	362	942	592
Commercial Real Estate	1	-	248	1	278
Single-Family Construction	49	1	36	50	236
Consumer	364	674	374	1,038	546

Total Recoveries	1,122	909	1,020	2,031	1,652

Net Charge-Offs	811	483	1,726	1,294	3,003
Provision for Loan Losses	(1,350)	(250)	(650)	(1,600)	(3,200)

Allowance for Loan Losses at End of Period	$ 36,274	$ 38,435	$ 46,969	$ 36,274	$ 46,969

Net Charge-Offs to Average Loans (Annualized)	0.20%	0.13%	0.46%	0.17%	0.40%
Allowance for Loan Losses to Loans at End of Period	2.18	2.45	3.09
Allowance for Loan Losses to Non-Performing Loans
at End of Period	1,385.81	848.08	362.30

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	June 30, 2006 (unaudited)	December 31, 2005	June 30, 2005 (unaudited)
Non-Performing Loans
Non-Accrual Loans
Business	$ 572	$ 1,383	$ 10,409
Consumer	1,502	1,323	1,386
Residential Mortgage	334	698	32

Total Non-Accrual Loans	2,408	3,404	11,827

Accruing Loans Past Due 90 Days or More
Business	24	203	-
Consumer	186	825	1,137
Residential Mortgage	-	123	-

Total Accruing Loans Past Due 90 Days or More	210	1,151	1,137

Total Non-Performing Loans	2,618	4,555	12,964
Foreclosed Assets	54	78	187

Total Non-Performing Assets	$ 2,672	$ 4,633	$ 13,151

Non-Performing Loans to Loans at End of Period	0.16%	0.29%	0.85%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.16	0.30	0.86